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                             |
Recording requested by, and  |
when recorded return to:     |
                             |
Summa Metals Corp.           |
28281 Crown Valley Pkwy.     |
Suite 225                    |
Laguna Niguel, CA 92677      |
                             |
                             |
                             |(Above space for Recorder's use)
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                       LODE MINING CLAIM LOCATION NOTICE
                       ---------------------------------

PLEASE TAKE NOTICE that:

     1. On April 1, 1998, the locator named below located a lode mining claim, named "GOLD SPUR," situated on public surveyed land, in the southwest quarter (SW 1/4) of Section 4 and the southeast quarter (SE 1/4) of Section 5, in Township 24 South, Range 45 East, M.D.M., in the County of Inyo, State of California.

     2. The discovery monument is a substantial white-colored wooden monument, clearly marked.

     3. The discovery site and discovery monument are situated approximately 650 feet south of the floor of Coyote Canyon, being approximately 1,460 feet north and 500 feet east of the southwest corner of Section 4, Township 24 South, Range 45 East, M.D.M., in the County of Inyo, State of California.

     4. There is claimed by this mining claim 1,500 feet along the course of the vein or lode, being 250 feet along the course northeast of the discovery point, and 1,250 feet along the course southwest of the discovery point, with 300 feet width on each side of the vein center; said vein or lode has a general course in a northeast-southwest direction; and the width of this claim is 600 feet.

     5. The locator has defined the boundaries of this claim by erecting at each corner of the claim, or at the nearest accessible point thereto, a conspicuous and substantial monument, clearly marked and identified.

     6. The locator of this lode mining claim is: Michael M. Chaffee, 28281 Crown Valley Pkwy., #225, Laguna Niguel, CA 92677.

     7. Attached hereto is a map showing a sketch of the boundaries of this lode mining claim.

Signed: /s/ Michael M. Chaffee               Date: April 2, 1998
            -----------------------------
            MICHAEL M. CHAFFEE, Locator